                                  SCHEDULE 14a
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           only (as permitted by Rule 14a-6(a)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           AREA BANCSHARES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11(1)
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement no.:
      (3) Filing Party:
      (4) Date Filed:

                           AREA BANCSHARES CORPORATION
                              230 FREDERICA STREET
                               OWENSBORO, KY 42301

April 13, 2001


Dear Shareholder:

         The annual meeting of Shareholders will be held on May 21, 2001, at 11:00 A.M., Central Daylight Savings Time, at the main office of AREA Bancshares Corporation, 230 Frederica Street, Owensboro, Kentucky. The meeting will be held in the boardroom of AREA Bank. The formal Notice of the Meeting and Proxy Statement appear in the pages that follow.

         Details on the items of business that will be discussed and voted on at this year's meeting are included in this Proxy Statement.

         I hope that you will be able to attend the annual meeting. However, if you cannot attend in person, please sign and date the enclosed Proxy and return it promptly in the enclosed envelope to ensure that your shares are represented at the annual meeting. If you later find that you may be present or for any other reason desire to revoke your Proxy, you may do so prior to the time it is exercised.

         On behalf of the Board of Directors and employees of AREA Bancshares, let me express our appreciation for your continued support and confidence.


Sincerely,




/s/ Thomas R. Brumley
---------------------
Thomas R. Brumley
President and Chief Executive Officer

                           AREA BANCSHARES CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2001


To the Holders of Common Stock of AREA Bancshares Corporation:

         NOTICE IS HEREBY GIVEN that the annual meeting of Shareholders of AREA Bancshares Corporation, (the "Corporation"), a Kentucky corporation, will be held at the main office of AREA Bancshares Corporation, 230 Frederica Street, Owensboro, Kentucky, on May 21, 2001, at 11:00 A.M., Central Daylight Savings Time, in the boardroom of AREA Bank, for the following purposes:

         1) To elect thirteen directors to hold office until the next annual election and until their successors are duly elected and qualified;

         2) To ratify the appointment of KPMG LLP as corporate auditors for the 2001 calendar year; and

         3) To transact such other business as may properly come before the meeting.

         Only holders of common stock of record at the close of business on March 23, 2001 will be entitled to vote at the meeting or any adjournment thereof.

         TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS OF THE CORPORATION REQUESTS THAT YOU MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE OR WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.


By Order of the Board of Directors,




/s/ Thomas R. Brumley
---------------------
Thomas R. Brumley
President and Chief Executive Officer



April 13, 2001

                           AREA BANCSHARES CORPORATION
                              230 FREDERICA STREET
                               OWENSBORO, KY 42301


PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AREA Bancshares Corporation (the "Corporation") of proxies to be voted at the annual meeting of Shareholders to be held on May 21, 2001. Any Shareholder giving a Proxy has the right to revoke it by a written notice delivered to the Corporation's Secretary, P.O. Box 786, Owensboro, Kentucky, 42302-0786, or delivered to the Corporation's Secretary in person at the meeting, prior to the time the Proxy is exercised. All proxies will be voted in accordance with the directions of the Shareholders. To the extent no directions are given, proxies will be voted "FOR" the proposals listed in the "Notice of Annual Meeting of Shareholders" on the previous page.

         This Proxy Statement and form of Proxy are first being mailed to Shareholders beginning on or about April 13, 2001.

         The Corporation will bear the entire cost of soliciting proxies. Solicitation will be primarily by mail. Officers of the Corporation and its subsidiaries may solicit proxies personally, by telephone or special letter, but they will not be specially compensated for such services.

SHARES OUTSTANDING AND VOTING

         Only Shareholders of record at the close of business on March 23, 2001 are entitled to notice of, and to vote at, the annual meeting. As of March 23, 2001, there were issued and outstanding 24,318,577 shares of common stock. The Corporation has no class of stock outstanding other than common stock. In order to constitute a quorum for the Annual Meeting, the holders of 12,159,289 shares must be present or represented by proxies. Under Kentucky law and the Corporation's Articles of Incorporation and By-laws, the aggregate number of votes entitled to be cast by all Shareholders present in person or represented by proxy at the Annual Meeting, whether those Shareholders vote "for", "against" or "abstain" from voting, and broker non-votes, will be counted for purposes of determining whether a quorum is present. Broker non-votes occur when a broker submits a proxy card without exercising discretionary voting authority on a non-routine matter.

         Each share of common stock is entitled to one vote on all matters presented to the Shareholders with the exception of the election of directors. In the election of directors, cumulative voting rules may apply. Under cumulative voting, each Shareholder is entitled to cast as many votes in the aggregate as equals the number of shares of the common stock owned by him or her multiplied by the number of directors to be elected. Each Shareholder, or his or her Proxy, may cast all of his or her votes (as thus determined) for a single nominee for director or may distribute them among two or more nominees, at the Shareholder's discretion. Shareholders desiring to vote shares cumulatively are required to deliver written notice of this fact to the President of the Corporation at its principal office not less than seventy-two (72) hours prior to the time for the election. Failure by any Shareholder to give this notice will constitute waiver of the Shareholder's right to vote cumulatively; provided, however, that if one or more Shareholders gives such notice, all Shareholders may vote cumulatively regardless of whether they gave timely notice. As to the authority of the persons named as proxies in the accompanying proxy card to cumulate votes, see the section entitled "Proposal One: Election of Directors".

         As of March 23, 2001, the trust departments of subsidiaries of the Corporation held of record 3,159,703 shares of the Corporation's common stock in a fiduciary capacity representing approximately 12.99% percent of the Corporation's outstanding shares of common stock. With respect to 1,581,438 shares (approximately 6.50% percent), the instrument creating the trust or fiduciary relationship specifically directs the trustee to vote the shares and the shares are expected to be voted "for" the proposals presented for consideration. The remaining shares held by the trust departments will be voted at the direction of the beneficial owners.

         Under the Corporation's Articles of Incorporation and By-laws and the Kentucky Business Corporation Act, the ratification of the selection of the Corporation's auditors, and in the absence of a Shareholder request for cumulative voting, the election of directors, will require the affirmative vote of a majority of the shares of common stock entitled to vote on the proposal. If cumulative voting with respect to the election of thirteen directors is required by any Shareholder, the thirteen nominees receiving the most votes cast for the election of directors at the annual meeting will be elected.

PRINCIPAL SHAREHOLDERS

         The following table lists the persons who, to our best knowledge, beneficially owned 5% or more of the Corporation's outstanding shares of common stock as of March 23, 2001. According to rules adopted by the Securities and Exchange Commission, a "beneficial owner" of securities has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, the person listed is the record owner of, and has sole voting and investment power with respect to his shares.

          Name and Address of        Amount and Nature of
           Beneficial Owners       Beneficial Ownership(1)     Percent of Class
           -----------------       -----------------------     ----------------
              C. M. Gatton                 6,048,132                 24.87%
              P.O. Box 1147
              Bristol, TN 37620

         (1) Shares represented include 270,000 shares held by C. M. Gatton Trust, 60,742 shares held in custody for the benefit of Mr. Gatton, 32,988 shares held by the Customer One Profit Sharing Plan for the benefit of Mr. Gatton, 7,500 shares held by the C. M. Gatton IRA and 724 shares held by Mr. Gatton's spouse.

STOCK OWNED BY MANAGEMENT

         The following table lists the number and percentage ownership of shares of common stock beneficially owned by each nominee to serve as a director of the Corporation, each executive officer named in the Summary Compensation Table contained elsewhere in this Proxy Statement and all directors and executive officers as a group as of March 23, 2001. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to his or her shares. The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the options issued to the individual or to members of the group, as applicable.

                       Name of Director                       Amount and Nature of          Percent
                     or Executive Officer                     Beneficial Ownership          of Class
                     --------------------                     --------------------          --------
                     Anthony G. Bittel                            626,025   (1)               2.57%

                     Samuel A.B. Boone                            283,063   (2)               1.16%

                     Thomas R. Brumley (3)                        249,129   (4)               1.02%
                       President and CEO

                     Cecile W. Garmon                               2,520   (5)               *

                     C.M. Gatton                                6,048,132   (6)              24.87%

                     Gary H. Latham                               525,309   (7)               2.16%

                     Raymond C. McKinney                          188,862   (8)               *

                     Allan R. Rhodes                               65,057   (9)               *

                     Jim R. Shelby                                    525  (10)               *

                     David W. Smith, Jr.                          193,469  (11)               *

                     Thomas N. Thompson                           987,319  (12)               4.06%

                     Damon S. Vitale                               99,499  (13)               *

                     Pollard White                                 16,874  (14)               *

                     Additional Executive Officers

                     John A. Ray                                   29,996  (15)               *
                         Executive Vice President-
                         Chief Operating Officer

                     Timothy O. Shelburne                           8,589  (16)               *
                         Senior Vice President-
                         General Counsel

                     Edward J. Vega                                   ---                    ---
                         Senior Vice President-
                         Chief Financial Officer
                                                                ---------                    -----
                     All directors and executive
                     officers as a group (16 persons)           9,324,368                    38.34%
                                                                =========                    =====

     * Represents less than 1.00% of the Corporation's common stock.

(1) Shares represented include 136,181 shares held by A.G. Bittel Trust, 75,000 shares held by M.A. Bittel Trust, 36,150 shares held by Bittel Investment, Inc., 377,700 shares held by Bittel Family Limited Partnership and 994 shares held by Mr. Bittel's spouse.

(2) Shares represented include 89,925 shares held by Boone Enterprises #8 and 94,720 shares held by Boone Enterprises #7.

(3)  Mr. Brumley also is an executive officer of the Corporation.

(4) Shares represented include 6,255 shares held by T.R. Brumley IRA and 7,502 shares held by the Corporation's 401(k) Plan for the benefit of Mr. Brumley.

(5)  Shares represented include 1,425 shares held by Ms. Garmon's spouse.

(6) Shares represented include 270,000 shares held by C. M. Gatton Trust, 60,762 shares held in custody for the benefit of Mr. Gatton, 32,988 shares held by the Customer One Profit Sharing Plan for the benefit of Mr. Gatton, 7,500 shares held by the C. M. Gatton IRA and 724 shares held by Mr. Gatton's spouse.

(7) Shares represented include 26,640 shares held by Mr. Latham's spouse and 1,110 shares held by G. H. Latham IRA.

(8)  Shares represented include 109,222 shares held by Mr. McKinney's spouse.

(9) Shares represented include 25,974 shares held in trust for the benefit of Mr. Rhodes' spouse, 4,500 shares held in custody for the benefit of Mr. Rhodes' spouse, 3,836 shares held in custody for the benefit of Mr. Rhodes and 30,747 shares held by A. Rhodes IRA.

(10) Shares represented include 525 shares held by Mr. Shelby's spouse.

(11) Shares represented include 1,923 shares held by Mr. Smith's spouse.

(12) Shares represented include 8,487 shares held by Mr. Thompson under the Uniform Gifts to Minors Act and 6,750 shares held by Mr. Thompson as trustee for the benefit of his children.

(13) Shares represented include 28,028 shares held by D. Vitale Trust, 24,306 shares held by Manchester Capital, LLC, 24,665 held in trust for the benefit of various members of Mr. Vitale's family and 22,500 shares held by the Vitale Charitable Lead Trust.

(14) Shares represented include 8,362 shares held by Mr. White's spouse.

(15) Shares represented include 4,590 shares held by J. Ray IRA and 4,947 shares held by the Corporation's 401(k) Plan for the benefit of Mr. Ray.

(16) Shares represented include 4,241 shares held jointly with spouse, 2,817 shares in T. Shelburne Roll-over IRA and 168 shares in T. Shelburne IRA.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers and persons who own beneficially more than 10% of the outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Corporation's common stock. Directors, executive officers and greater than 10% Shareholders are required to furnish the Corporation with copies of the forms they file. To our knowledge, based on our review of these reports, during the year ended December 31, 2000, our directors, executive officers and greater than 10% Shareholders complied with all applicable Section 16(a) filing requirements, except as follows: C. M. Gatton, Damon S. Vitale, Anthony G. Bittel and Raymond C. McKinney failed to file a Form
4. The preceding exceptions were corrected as soon as they were discovered.

PROPOSAL ONE: ELECTION OF DIRECTORS

         Among the items to be acted upon at the annual meeting of Shareholders is the election of thirteen directors. Each person elected will serve a term in office of one year and until his or her successor is duly elected and qualified. Each nominee to serve as a director is currently a director of the Corporation.

         The Corporation's Articles of Incorporation and By-laws provide that the Board shall consist of not less than five nor more than fifteen directors. As permitted in the By-laws, effective as of May 21, 2001, the Board has fixed the number of directors at thirteen.

         Absent a contrary direction by the Shareholder, the enclosed Proxy will be voted for the election of the nominees for directors listed below. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as director. If any nominee should become unavailable before the annual meeting, the persons named in the enclosed proxy card, or their substitutes, or a majority of them, reserve the right to vote for a substitute nominee selected by the Board of Directors. In addition, if any Shareholder votes his or her shares cumulatively for someone other than the nominees named below, or for less than all of such nominees, the persons named in the enclosed proxy card, or their substitutes, or a majority of them, shall have complete discretion to vote cumulatively for less than all of the nominees named below, for any substitute nominees, and for any of the persons nominated as they may choose.

NOMINEES FOR ELECTION TO THE BOARD

                                          Position with                      Service
      Name                       Age      the Corporation                    Since(1)
      -----                      ---      ---------------                    --------
      Anthony G. Bittel           84      Director                             1976
      Samuel A.B. Boone           40      Director                             1990
      Thomas R. Brumley           62      President, President and CEO         1982
      Cecile W. Garmon            62      Director                             1994
      C.M. Gatton                 69      Director and Chairman                1976
      Gary H. Latham              69      Director                             1977
      Raymond C. McKinney         68      Director and Vice Chairman           1966
      Allan R. Rhodes             77      Director                             1984
      Jim R. Shelby               64      Director                             1999
      David W. Smith, Jr.         58      Director                             1980
      Thomas N. Thompson          52      Director                             1986
      Damon S. Vitale             62      Director                             1996
      Pollard White               80      Director                             1962

      (1) Dates reflect service with the Corporation or one of its subsidiaries.


BUSINESS EXPERIENCE OF DIRECTORS

         Set forth below is information concerning all of the director-nominees of the Corporation including their positions held with AREA Bank, AREA Trust and The Vine Street Trust Company.

         Anthony G. Bittel is President of Anthony Bittel Farms and Bittel Investments, Inc., serves as President of Big Independent Tobacco Warehouse and General Manager of Owensboro Tobacco Warehouse Company.

         Samuel A.B. Boone has served as President of the Lexington Quarry Company since 1990 and served as General Manager of Wimbledon Farm in Lexington from 1982 to 1990. He is a former director of Cardinal Bancshares, Inc.

         Thomas R. Brumley has served as President and Chief Executive Officer of the Corporation since 1990. He also serves as Chairman of the Board of AREA Trust and as a director of AREA Bank.

         Cecile W. Garmon is an Associate Professor in the Department of Communications and Broadcasting at Western Kentucky University.

         C. M. Gatton has served as Chairman of the Corporation since 1976. He also serves as President of Bill Gatton Chevrolet-Cadillac, Director and President of Arrowhead Acura, Inc., Chairman and President of Bill Gatton Imports, Inc., Chairman and President of G. W. Automotive, Inc., President and Director of Courtesy Chevrolet-Cadillac, Inc., Chairman and President of Saturn of Huntsville, Inc., all of which are automobile dealerships. In addition, he serves as Chairman and President of C. Gatton, Inc., Chairman and President of Bill Gatton, Inc., Chairman of Adnoh, Inc., and President of Universal Acceptance Corporation, which furnishes credit to automobile purchasers. He also serves as Chairman of the Board of AREA Bank and as a director of AREA Trust.

         Gary H. Latham is currently retired. Prior to retirement, he was Director and Chief Executive Officer of Western State Hospital, a position he held from 1960 to 1991. He also serves as a director of AREA Bank and AREA Trust.

         Raymond C. McKinney has been President of R. C. McKinney, Inc. since 1957. He has also served as Vice Chairman of the Corporation since 1986, and as a director of AREA Bank and AREA Trust.

         Allan R. Rhodes has retired as Chairman of Allan Rhodes, Inc., an automobile dealership in Paducah, Kentucky. He serves as a director of AREA Bank and AREA Trust.

         Jim R. Shelby, CPA, has served as Executive Vice President of The Trust Company of Knoxville, a state bank with only trust powers, and has operated a public accounting practice since 1997. He also serves as a director of BankFirst, a Tennessee state banking association in Knoxville, Tennessee, and Industrial Ceramic Solutions, a pollution control company in Oak Ridge, Tennessee. He was a partner in Arthur Andersen & Co. from December 1963 until July 1984 and was Market Managing Partner for Coopers & Lybrand from July 1984 until December 1996. He also serves as a director of AREA Bank and AREA Trust.

         David W. Smith, Jr. has retired as President of Wyndall's Enterprises, Inc., a retail grocery chain. He also serves as a director of AREA Bank and AREA Trust.

         Thomas N. Thompson has served as President of Thompson Homes, Inc., a residential construction and land development company since 1984. He also serves as President of Diversified Management, Inc., a property management company, Vice President of Martin-Thompson, Inc., a residential construction and land development company, and is a partner in several rental real estate partnerships.

         Damon S. Vitale is currently Chairman and President of Manchester Capital, a private investment company. Prior to establishing Manchester Capital, he was a principal organizer and President of DESA International, a manufacturer of gas logs, space heaters and related products.

         Pollard White has practiced law since 1947. He is a member of the law firm of White, White, Askew and Crenshaw.

MEETINGS AND COMMITTEES

         During 2000, the Board of Directors of the Corporation held twelve regular meetings and no special meetings.

         During 2000, the Audit Committee met six times.

         Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he or she was a director, and (b) the total number of meetings held by all committees of the Board on which he or she served.

         The members of the Audit Committee are Gary H. Latham, Chairman, Allan
R. Rhodes, Jim R. Shelby and David W. Smith, Jr. The Audit Committee members are directors who are not employees of the Corporation. The Audit Committee recommends to the Board the engagement of independent auditors; reviews with independent auditors the scope and results of the audit engagement; reviews the scope, frequency, and results of internal audits and examinations; reviews the adequacy of the Corporation's system of internal accounting controls; and reviews the examination reports of the Corporation and its subsidiaries. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Exhibit A.

         The Corporation has no standing compensation committee. All decisions regarding executive compensation are made by the full Board of Directors, as discussed below under "Executive Compensation".

REPORT OF THE AUDIT COMMITTEE

         In accordance with its written charter adopted by the Corporation's Board of Directors and attached as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation, monitors the independence and performance of the Corporation's independent auditors, KPMG LLP, as well as the internal auditing department, and provides an avenue of communications among the independent auditors, management, the internal audit department and the Board.

         The Corporation's Audit Committee is comprised of four members. Each of these members meets the requirements for independence as defined by the applicable Nasdaq standards.

         During the current year, the Audit Committee met six times and discussed the interim financial information contained in each quarterly earnings announcement with the Executive Vice President, Chief Financial Officer, Controller and the independent auditors prior to public release.

         In discharging its oversight responsibility, the Audit Committee reviewed the independence and performance of the independent auditors, reviewed the fees paid to the independent auditors, discussed with the independent auditors all significant relationships they have with the Corporation that could impair their independence, reviewed the independent auditors' written audit plan and engagement letter, and considered the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed the result of the internal audit examinations.

         The Audit Committee reviewed the audited financial statements of AREA Bancshares Corporation as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Corporation's financial statements and the independent auditors have the responsibility for the examination of those statements. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm's independence.

         Based on the review discussed above and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to Shareholder approval, of the independent auditors and the Board concurred with this recommendation.

         Gary H. Latham, Audit Committee Chairman
         Allan R. Rhodes, Audit Committee Member
         Jim R. Shelby, Audit Committee Member
         David W. Smith, Jr., Audit Committee Member

COMPENSATION OF DIRECTORS

         For the year ended December 31, 2000, each non-management director received a fee of $500 for each Board meeting attended, $500 for each Audit Committee meeting attended and $100 for other committee meetings attended. The board fee will remain unchanged for 2001.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      THE ELECTION OF ALL THIRTEEN NOMINEES

PROPOSAL TWO: INDEPENDENT PUBLIC ACCOUNTANTS

         For the fiscal year ended December 31, 2000, the accounting firm of KPMG LLP served as the Corporation's independent public accountants and auditors. The selection of the Corporation's independent public accountants is not required to be submitted to the vote of Shareholders, but the Board believes the Shareholders should have the opportunity to ratify the Board's selection of KPMG LLP. If the resolution approving KPMG LLP as the Corporation's independent auditors is rejected by the Shareholders, then the Board of Directors will reconsider its choice of independent auditors. A representative from the firm of KPMG LLP is expected to be present at the annual meeting and will respond to appropriate questions of Shareholders.

         The following fees were billed by KPMG LLP for services rendered in 2000:

         Audit Fees. For professional services rendered for the audit of the Corporation's 2000 consolidated financial statements and the review of the financial statements included in the Corporation's 2000 Forms 10-Q, KPMG LLP billed the Corporation the sum of $208,500.

         All Other Fees. In addition to the audit fees described above, KPMG LLP billed the Corporation the sum of $153,500 for all other services rendered during 2000.

         There were no fees paid to KPMG LLP related to financial information system design and implementation.

         The Audit Committee considered whether the non-audit services rendered by KPMG LLP were compatible with maintaining KPMG's independence as auditors of the Corporation's consolidated financial statements.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               THE RATIFICATION OF KPMG LLP AS CORPORATE AUDITORS
                           FOR THE 2001 CALENDAR YEAR

EXECUTIVE COMPENSATION

         The following table contains information concerning compensation paid by the Corporation and subsidiaries to, or on behalf of, the Corporation's Chief Executive Officer and each of the four other most highly compensated executive officers of the Corporation during 2000 whose compensation exceeded $100,000. The compensation policies and practices of the Corporation are described under the section Report of the Board of Directors on Executive Compensation.

                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation                Long Term Compensation
                                       -------------------                ----------------------
                                                          Other    Restricted    Securities                     All
                                                         Annual       Stock      Underlying                    Other
        Name and                                         Compen-     Awards       Options/      LTIP       Compensation
   Principal Position       Year    Salary      Bonus   sation(1)    ($)(2)        SARs(#)     Payouts        ($) (3)
   ------------------       ----    ------      -----   ---------    ------       -------      -------        -------
Thomas R. Brumley           2000   $228,000   $103,065     ---         ---            ---        ---           $5,250
President and CEO           1999    228,000     77,133     ---         ---            ---        ---            5,000
                            1998    228,000     22,000     ---         ---            ---        ---            5,000

John A. Ray                 2000    182,000     19,027     ---         ---         $27,841       ---            5,250
Executive Vice              1999    164,800     33,373     ---         ---            ---        ---            5,000
President-Chief             1998    131,846     24,907     ---         ---            ---        ---            5,000
Operating Officer

Timothy O. Shelburne        2000    120,000     18,010     ---         ---         $26,363       ---            5,250
Senior Vice President-      1999    112,500     18,794     ---         ---            ---        ---            5,000
General Counsel             1998    107,231     19,464     ---         ---            ---        ---            5,000

Edward J. Vega (4)          2000    113,000     50,282     ---         ---         $75,909       ---            2,685
Senior Vice President-      1999     31,154        ---     ---         ---            ---        ---              ---
Chief Financial Officer

(1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under Securities and Exchange Commission regulations.

(2) The value of the shares remaining subject to forfeiture under the restricted stock awards granted to Mr. Ray and Mr. Shelburne in 1997 is, in both instances, $45,012 based on a closing price of $16.50, which was the closing price on the Nasdaq National Market on December 29, 2000. The Corporation does not pay dividends on Mr. Ray's and Mr. Shelburne's restricted stock.

(3) Represents amounts contributed to the 401(k) Plan on behalf of executive officers.

(4)  Mr. Vega's employment with the Corporation began in October 1999.

RESTRICTED STOCK GRANTS IN LAST FISCAL YEAR

         There were no restricted stock grants by the Corporation to the executive officers named in the Summary Compensation Table during the 2000 calendar year.

OPTION GRANTS IN LAST FISCAL YEAR

         The following are the option grants by the Corporation to the executive officers named in the Summary Compensation Table during the 2000 calendar year:

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                       # of                                             Annual Rates of
                                     Securities   % of Total                              Stock Price
                                     Underlying     Options                            Appreciation for
                                      Options     Granted to   Per Share                  Option Term
                                     Granted in    Employees   Exercise   Expiration      -----------
          Name                          2000        in 2000    Price($)      Date        5%         10%
          ----                          ----        -------    ---------     ----       ----        ---
          John A. Ray                  3,693         3.50%      $15.42     01/17/04    $12,261   $ 26,442
          Timothy O. Shelburne         3,497         3.31%       15.42     01/17/04     11,610     25,039
          Edward J. Vega               6,486         6.14%       15.42     01/17/10     62,914    159,426

OPTIONS EXERCISED AND OPTION HOLDINGS

         There were no option exercises during 2000 by the executive officers named in the Summary Compensation Table.

PENSION PLAN

         The Corporation maintains a non-contributory defined pension plan covering substantially all employees who satisfy age and service requirements. The benefits are generally based on years of service and average compensation. Average compensation is generally computed using the five consecutive years prior to retirement that yield the highest average.

         The following table describes the annual benefit payable based on compensation and years of service:

                                                        Years of Service

                   Compensation         15          20          25          30           35
                   ------------         --          --          --          --           --
                     $100,000        $16,868     $23,490     $30,113     $36,735       $43,358
                      125,000         21,743      30,240      38,738      47,235        55,733
                      150,000         26,618      36,990      47,363      57,735        68,108
                      175,000         26,618      36,990      47,363      57,735        68,108

         The following table shows the named executive officers' years of credited service, to the nearest year and current compensation covered by the pension plan:

                                                                         Current Compensation
                     Executive Officer          Years of Service     Covered by the Pension Plan
                     -----------------          ----------------     ---------------------------
                     Thomas R. Brumley                 19                       $150,000
                     John A. Ray                       18                        150,000
                     Timothy O. Shelburne               8                        125,000
                     Edward J. Vega                     1                         97,000

         Compensation for plan purposes means total cash compensation, including overtime pay and bonuses. A participant's annual compensation for plan purposes is limited to $150,000 as required under Internal Revenue Code Section 401(a)(17).

         The normal retirement benefit, 1/12th of which is payable monthly for the life of the participant, is equal to the sum of the following:

         - 0.65% of average earnings multiplied by the participant's years of benefit service, plus

         - 0.20% of average earnings multiplied by the participant's years of benefit service in excess of 15 years, but not more than 35 years, plus

         - 0.65% of average earnings in excess of the then current covered compensation for the participant, multiplied by the participant's years of benefit service not in excess of 35 years.

         "Average earnings" is the average annual compensation of a participant for the five consecutive plan years which produce the highest average out of the final ten plan years of service. "Covered compensation" is the average of the taxable wage basis for the 35 years ending with the year the participant attains Social Security retirement age, rounded, as permitted by the IRS. Benefits listed in the pension plan table are not subject to any deduction for Social Security or other offset amounts.

DEFINED CONTRIBUTION PLAN

         The Corporation maintains a defined contribution Profit Sharing Trust with an Internal Revenue Code 401(k) option ("401(k) Plan"). Under the provisions of the 401(k) Plan, employees with six months of service may become participants.

         Contributions made to the 401(k) Plan by participants are fully vested when made.

         Contributions to the 401(k) Plan for the benefit of the participants can be made in two ways. First, the participant can enter into a Salary Reduction Agreement to contribute up to 15% of his or her salary to the 401(k) Plan. Secondly, the Corporation will make a contribution to the 401(k) Plan equal to 50% of the employee's contribution to the plan up to a maximum contribution of 3.5% of the participant's salary. For purposes of the 401(k) Plan, salary includes regular base pay only, and does not include any other forms of compensation such as overtime, taxable fringe benefits or executive incentive compensation.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         At December 31, 2000, the Corporation did not have any employment or change in control agreements with any of its executive officers.

EXECUTIVE OFFICERS

         Executive officers are elected annually by the Board of Directors. Information regarding the current executive officers of the Corporation, including their names, ages, positions with the Corporation, and a brief description of their business experience during the past five years, is presented below:

         Thomas R. Brumley, age 62, has served as President and Chief Executive Officer of the Corporation since 1990. He served as Executive Vice President of the Corporation from 1983 to 1986, and as President and Chief Executive Officer of The Owensboro National Bank from 1983 to 1990.

         John A. Ray, age 45, has served as Executive Vice President and Chief Operating Officer of the Corporation since September 1999. He served as Executive Vice President and Chief Financial Officer from 1998 to 1999. He served as President and Chief Executive Officer of The Owensboro National Bank from 1997 to 1998. He previously held the following positions with the Corporation or its subsidiaries: Senior Vice President and Chief Financial Officer of the Corporation from 1994 to 1997; First Senior Vice President of

Finance for The Owensboro National Bank from 1993 to 1994; Executive Vice President and Chief Operating Officer for First Federal Savings and Loan Association from 1992 to 1993 and First Senior Vice President of Finance for The Owensboro National Bank from 1985 to 1992.

         Ralph B. Barany, age 44, has served as President and Chief Executive Officer of AREA Trust since August 2000. He served as Senior Vice President and Senior Trust Officer at Bowling Green Bank & Trust from 1994 until 2000 and as Vice President & Trust Officer of Trans Financial Bank from 1989 to 1994.

         Cynthia W. Carlton, age 51, has served as Senior Vice President of Retail Administration since 1999. She served as Vice President-Director of Retail Administration from 1998 to 1999. Prior to joining the Corporation, she served as Senior Vice President-Marketing Director for Union Planters Bank in Nashville, Tennessee from 1994 to 1999.

         Kevin M. Gallagher, age 47, has served as Senior Vice President of Operations since February 2000. Prior to joining the Corporation, he served as Vice President of Operations and Technology at CNB Bancshares from 1979 to 2000.

         Brian R. Griesbach, age 48, has served as Senior Vice President of Loan Administration since 1999. Prior to joining the Corporation, he served as Senior Vice President at Regions Bank and CBT Corporation from 1990 to 1999.

         Timothy O. Shelburne, age 44, has served as General Counsel of the Corporation since January 1995. He previously held the position of Vice President and Compliance Officer with The Owensboro National Bank from August 1993 to December 1994. Prior to joining The Owensboro National Bank, he was a partner in the law firm of Holbrook, Wible, Sullivan and Mountjoy. Mr. Shelburne is the nephew by marriage of Thomas R. Brumley, the Corporation's President and Chief Executive Officer.

         Edward J. Vega, age 53, has served as Senior Vice President and Chief Financial Officer since 1999. Prior to joining the Corporation, he served as President of Financial Research Associates, LLC of St. Louis, Missouri from 1997 to 1999 and Executive Vice President and Chief Financial Officer of Union Planters Bank of Missouri (formerly Financial Bancshares, Inc.) from 1984 to 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors of the Corporation establishes the general compensation policies of the Corporation, establishes the compensation plans and specific compensation levels for executive officers, administers the Corporation's Executive Incentive Compensation Program, and awards stock-based compensation to executive officers and employees of the Corporation. Thomas R. Brumley, President and Chief Executive Officer of the Corporation, participates in compensation discussions and decisions affecting other executive officers of the Corporation.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The entire Board acts as the Compensation Committee for the Corporation's executive officers and the affiliate banks' chief executive officers.

         The Committee adjusts base salaries annually within a current 4 percent guideline. Base salaries are augmented by an incentive bonus program for performance beyond expected goals established for net overhead, growth in average assets, asset quality, net loan losses, return on equity-bank and return on equity-Corporation. The incentive bonus program is subject to a number of limitations as follows:

        1. A bonus limitation of 9 percent of core operating net income including accrual of bonus and 401(k) contribution.

        2.  A participation limitation of:
                (a) Superior-Not more than 20% of total participants.
                (b) Superior and Excellent-Not more than 50% of total
                    participants.
                (c) Above Average-Not more than 40% of total participants.
                (d) Average-Must have at least 10% of total participants.

        3.  A participation schedule limitation of:
                (a) Superior-Receive 60% of pool fund or a range of 17-32% of salary, whichever is less.
                (b) Excellent-Receive 30% of pool fund or a range of 9-16% of salary, whichever is less.
                (c) Above Average-Receive 10% of pool fund or a range of 3-8%
                    of salary, whichever is less.
                (d) Average or Below-May receive $600 or 1/2 of lowest bonus in
                    Above Average category, whichever is less.

         The Committee seeks to provide compensation opportunities that support the ability to attract and retain competent officers who have the ability to further the long-term goals of the Corporation. To this extent, a program of limited stock options and restricted stock grants is used. Stock options and restricted stock grants are limited to the chief executive officers, senior officers of the affiliate banks or subsidiaries and the executive officers of the Corporation. The Committee determines the amount of the stock options or restricted stock grants according to the person's responsibility and impact within the Corporation. All stock options are granted at fair market value and are exercisable in accordance with the terms of the Corporation's stock option plan.

2000 COMPENSATION FOR THE PRESIDENT & CEO

         The Committee reviewed the compensation package for chief executive officers at peer institutions ($2 billion to $5 billion in size) to establish a competitive view of executive compensation. The Committee then considered the Corporation's overall performance, record for increasing Shareholder value, success in meeting strategic objectives and leadership. Based on these factors and the Corporation's financial results, the Committee determined Mr. Brumley's base salary for 2000.

         Mr. Brumley also received $103,065 as an incentive bonus during 2000. Future incentive compensation is determined on a sliding scale basis directly related to the percentage increase in earnings per share. If there is no increase in earnings per share, no incentive compensation will be paid.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

         It is our responsibility to address the issues raised by Section 162(m) of the Internal Revenue Code, as amended. The revisions to Section 162(m) made certain nonperformance-based compensation in excess of $1,000,000 to executives of public companies nondeductible to companies beginning in 1994.

         We have reviewed these issues and have determined that no portion of compensation payable to any executive officer for 2000 is nondeductible.

         Submitted by the Board of Directors:

C.M. Gatton (Chairman)     Cecile W. Garmon           Allan R. Rhodes          Thomas N. Thompson
Anthony G. Bittel          Gary H. Latham             Jim R. Shelby            Damon S. Vitale
Samuel A.B. Boone          Raymond C. McKinney        David W. Smith, Jr.      Pollard White
Thomas R. Brumley

COMPARATIVE STOCK PERFORMANCE

         The following Performance Graph compares the cumulative total Shareholder return on the Corporation's common stock from January 2, 1996 through December 31, 2000 with the cumulative total return on the Nasdaq Market Value Index ("Market Index") and the Peer Group Industry Index ("Peer Index") as provided by the University of Chicago Graduate School of Business, Center for Research in Security Prices using the Nasdaq Bank Stock Index. The cumulative total Shareholder return computations included in the Performance Graph assume an investment of $100 in the Corporation's common stock, the Market Index and the Industry Index on January 2, 1996 with the reinvestment of all dividends.

            COMPARISON OF CUMULATIVE TOTAL RETURN OF AREA BANCSHARES,
                        MARKET INDEX AND INDUSTRY INDEX


                             FINANCIAL PERFORMANCE


                         1/96   6/96  12/96  6/97  12/97   6/98  12/98   6/99  12/99   6/00  12/00
                       ----------------------------------------------------------------------------
         AREA          100.00 117.37 131.58 148.03 154.95 220.02 170.43 176.75 160.31 146.87 163.88
         Market Index  100.00 112.55 122.32 136.87 149.81 180.17 211.27 259.19 392.61 383.10 236.23
         Peer Index    100.00 105.99 132.44 165.67 221.73 229.78 220.30 226.96 211.78 186.18 241.81

         Prior to January 2, 1996 the Corporation's common stock was not registered on any exchange and was not traded on the over-the-counter market. Sporadic sales of our shares occurred from time to time. Additionally, there was no established public market for the stock. Accordingly, the volume of trading was often insufficient to establish a meaningful market price. As a result, any prior history of quotations does not necessarily reflect the price that would be paid for the shares in a liquid market. The market price used in the Performance Graph for dates after January 2, 1996 represents market trades on the Nasdaq Stock Market.

TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Corporation are customers of the Corporation's affiliates and have had and expect to have business and banking transactions with these affiliates in the ordinary course of business. In addition, some of the executive officers and directors of the Corporation are also officers, directors or principal Shareholders of corporations that are both customers of the Corporation's affiliates and that have had and expect to have business and banking transactions with the Corporation's affiliates in the ordinary course of business. All of these banking transactions were in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management of the Corporation and its affiliates, did not involve more than normal risk of collectibility or present other unfavorable or unusual features.

2002 SHAREHOLDER PROPOSALS

         In order for Shareholder proposals for the 2002 Annual Meeting of Shareholders to be eligible for inclusion in the Corporation's Proxy Statement, they must be received by the Corporation at its principal office in Owensboro, Kentucky, prior to November 2, 2001. Any Shareholder who intends to propose any matter to be acted upon at the 2002 Annual Meeting of Shareholders must inform the Corporation no later than December 7, 2001. If notice is not provided by that date, the persons named in the Corporation's Proxy for the 2001 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the Proxy Statement for the 2002 Annual Meeting.

ANNUAL REPORT

         The Corporation will provide its Shareholders with a copy of its Annual Report on Form 10-K which is required to be filed with the Securities and Exchange Commission for the year ended December 31, 2000. There is no charge for this Annual Report. Requests should be in writing and should be addressed to:

         Secretary
         AREA Bancshares Corporation
         P.O. Box 1001
         Owensboro, Kentucky 42302-1001

OTHER MATTERS

         The Board of Directors of the Corporation does not know of any matters for action by Shareholders at the annual meeting other than the matters described in the notice. However, if any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying Proxy will vote on them according to their best judgment and interest of the Corporation. No Shareholder has informed the Corporation of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote on any other matters that may come before the Annual Meeting without the matters having been discussed in this Proxy Statement.

         It is important that proxies be returned promptly. The Corporation requests that whether or not you expect to attend in person, return your proxy card to be sure that a quorum is present at the meeting. You may send your proxy card to the Corporation in the enclosed postage-paid envelope.

                                     By Order of the Board of Directors


                                     /s/ Thomas R. Brumley
                                     ---------------------
                                     Thomas R. Brumley
                                     President and Chief Executive Officer

                                     Owensboro, Kentucky
                                     April 13, 2001

                                                                       Exhibit A


                           AREA BANCSHARES CORPORATION

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         - Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements.

         - Monitor the independence and performance of the Corporation's independent auditors and internal auditing department.

         - Provide an avenue of communication among the independent auditors, management, the internal audit department and the Board of Directors.

         The Audit Committee shall have the authority to retain legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least six times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at each meeting with management members not present to discuss relevant matters presented by the director of the internal auditing department, the independent auditors and/or members of the Committee. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors' quarterly to review the Corporation's financial statements and significant findings based upon the auditors limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         REVIEW PROCEDURES

- Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

- Review the Corporation's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

- In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

- Review with financial management and the independent auditors the Corporation's quarterly financial results prior to the release of earnings and/or the Corporation's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No.
     61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         INDEPENDENT AUDITORS

- The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

- Approve the fees and other significant compensation to be paid to the independent auditors.

- On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the auditors' independence.

- Review the independent auditors' written audit plan and engagement letter, discussing scope, staffing, locations, reliance upon management, internal audit and the general audit approach.

- Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss any matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

- Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

- Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

- Review the appointment, performance and replacement of the senior internal audit executive.

- Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

- On at least an annual basis, review with the Corporation's counsel any legal matters that could have a significant impact on the organization's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         OTHER AUDIT COMMITTEE RESPONSIBILITIES

- Annually prepare a report to Shareholders as required by the Securities and Exchange Commission. The report should be included in the Corporation's annual Proxy Statement.

- Perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

- Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                           AREA BANCSHARES CORPORATION
                 230 Frederica Street, Owensboro, Kentucky 42301

          THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 21, 2001
          The Board of Directors recommends a vote FOR Items 1 and 2.

The undersigned hereby appoints Raymond C. McKinney and David W. Smith, and either of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote at the annual meeting of the Shareholders of the Corporation to be held on Monday, May 21, 2001, beginning at 11:00 A.M. Central Daylight Savings Time and at any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters that may properly come before the meeting:

1. Election of 13 directors to serve for a term of 1 year ending in 2002. The nominees are: Anthony G. Bittel, Samuel A.B. Boone, Thomas R. Brumley, Cecile W. Garmon, C.M. Gatton, Gary H. Latham, Raymond C. McKinney, Jr., Allan R. Rhodes, Jim R. Shelby, David W. Smith, Jr., Thomas N. Thompson, Damon S. Vitale, and Pollard White.

[ ] FOR all nominees listed.     [ ] WITHHOLD AUTHORITY                   [ ] FOR all nominees EXCEPT
                                     to vote for all nominees listed.         nominees whose names
                                                                              are written in the space
                                                                              below.

--------------------------------------------------------------------------------

2.  Ratification of the appointment of KPMG LLP as independent accountants.

[ ] FOR                   [ ] AGAINST                        [ ] ABSTAIN

This Proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this Proxy will be voted for all nominees in Proposal 1 and the ratification of KPMG LLP as independent accountants in Proposal 2.

The undersigned hereby ratifies and confirms that the proxies appointed above, or either of them, or their designees, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of the annual meeting and the Proxy Statement accompanying it.

                          Dated                               , 2001
                                ------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------
                          Please insert date of signing. Please sign exactly as name appears at left. If signing as attorney, administrator, executor, trustee, or guardian, give full title as such.